                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-2

                                                                                           Distribution Date:            10/15/2004

Section 5.2 - Supplement                                            Class A         Class B      Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)     Monthly Interest Distributed                        2,740,833.33        160,416.67         91,510.42          2,992,760.42
         Deficiency Amounts                                          0.00              0.00                                    0.00
         Additional Interest                                         0.00              0.00                                    0.00
         Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)    Collections of Principal Receivables               83,317,827.24      4,733,967.46      6,627,554.44         94,679,349.14

(iv)     Collections of Finance Charge Receivables           6,823,923.99        387,722.95        542,812.14          7,754,459.07

(v)      Aggregate Amount of Principal Receivables                                                                35,210,460,320.19

                                    Investor Interest      550,000,000.00     31,250,000.00     43,750,000.00        625,000,000.00
                                    Adjusted Interest      550,000,000.00     31,250,000.00     43,750,000.00        625,000,000.00

                                               Series
         Floating Investor Percentage           1.78%               88.00%             5.00%             7.00%               100.00%
         Fixed Investor Percentage              1.78%               88.00%             5.00%             7.00%               100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                               95.72%
                        30 to 59 days                                                                                          1.33%
                        60 to 89 days                                                                                          0.94%
                        90 or more days                                                                                        2.01%
                                                                                                                   -----------------
                                             Total Receivables                                                               100.00%

(vii)    Investor Default Amount                             2,567,151.79        145,860.90        204,205.26          2,917,217.95

(viii)   Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00                  0.00

(x)      Net Servicing Fee                                     458,333.33         26,041.67         36,458.33            520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                        9.54%

(xii)    Portfolio Supplemented Yield                                                                                          9.54%

(xiii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiv)    Closing Investor Interest (Class A Adjusted)      550,000,000.00     31,250,000.00     43,750,000.00        625,000,000.00

(xv)     LIBOR                                                                                                              1.76000%

(xvi)    Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xix)    Principal Investment Funding Shortfall                                                                                0.00

(xx)     Available Funds                                     6,365,590.65        361,681.29        506,353.80          7,233,625.74

(xxi)    Certificate Rate                                         5.98000%          6.16000%          2.51000%

------------------------------------------------------------------------------------------------------------------------------------





          By:
                   ------------------------------------------------
          Name:    Patricia M. Garvey
          Title:   Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-3

                                                                                           Distribution Date:            10/15/2004

Section 5.2 - Supplement                                            Class A         Class B      Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)     Monthly Interest Distributed                        2,434,132.89        141,813.47         68,549.02          2,644,495.38
         Deficiency Amounts                                          0.00              0.00                                    0.00
         Additional Interest                                         0.00              0.00                                    0.00
         Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)    Collections of Principal Receivables               62,410,051.67      3,546,006.73      4,964,597.39         70,920,655.79

(iv)     Collections of Finance Charge Receivables           5,111,528.50        290,426.20        406,612.08          5,808,566.79

(v)      Aggregate Amount of Principal Receivables                                                                35,210,460,320.19

                                    Investor Interest      411,983,000.00     23,408,000.00     32,772,440.86        468,163,440.86
                                    Adjusted Interest      411,983,000.00     23,408,000.00     32,772,440.86        468,163,440.86

                                                 Series
         Floating Investor Percentage            1.33%              88.00%             5.00%             7.00%               100.00%
         Fixed Investor Percentage               1.33%              88.00%             5.00%             7.00%               100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                               95.72%
                        30 to 59 days                                                                                          1.33%
                        60 to 89 days                                                                                          0.94%
                        90 or more days                                                                                        2.01%
                                                                                                                  -----------------
                                            Total Receivables                                                                100.00%

(vii)    Investor Default Amount                             1,922,950.72        109,257.98        152,966.96          2,185,175.67

(viii)   Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00                  0.00

(x)      Net Servicing Fee                                     343,319.17         19,506.67         27,310.37            390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                        9.54%

(xii)    Portfolio Supplemented Yield                                                                                         10.55%

(xiii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiv)    Closing Investor Interest (Class A Adjusted)      411,983,000.00     23,408,000.00     32,772,440.86        468,163,440.86

(xv)     LIBOR                                                                                                              1.76000%

(xvi)    Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xix)    Principal Investment Funding Shortfall                                                                                0.00

(xx)     Available Funds                                     4,768,209.33        270,919.54        379,301.71          5,418,430.59

(xxi)    Certificate Rate                                         7.09000%          7.27000%          2.51000%

------------------------------------------------------------------------------------------------------------------------------------





          By:
                   ------------------------------------------------
          Name:    Patricia M. Garvey
          Title:   Vice President